UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 14, 2010
CORN PRODUCTS INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-13397 (Commission File Number)	22-3514823 (IRS Employer Identification No.)

5 Westbrook Corporate Center, Westchester, Illinois (Address of Principal Executive Offices)	60154-5749 (Zip Code)
(708) 551-2600
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement
Underwriting Agreement
On September 14, 2010, Corn Products International, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Banc of America Securities LLC and Citigroup Global Markets Inc., as representatives of the underwriters named therein (the “Underwriters”), with respect to the offer and sale of $350 million aggregate principal amount of its 3.200% Senior Notes due November 15, 2015 (the “2015 Notes”), $400 million aggregate principal amount of its 4.625% Senior Notes due November 15, 2020 (the “2020 Notes”) and $150 million aggregate principal amount of its 6.625% Senior Notes due April 15, 2037 (the “2037 Notes” and, together with the 2015 Notes and the 2020 Notes, the “Notes”). The Underwriting Agreement contains customary representations, warranties and agreements by the Company, and customary closing conditions, indemnification rights and termination provisions.
J.P. Morgan Securities LLC is providing certain advisory and other services to the Company in connection with its pending acquisition of certain business entities and assets comprising Akzo Nobel N.V.’s specialty starches business, commonly known as “National Starch.” In addition, the Company and its affiliates regularly engage certain of the Underwriters or their affiliates to provide other banking and financial services, including as lenders under the Company’s Term Loan Credit Agreement.
The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the complete terms and conditions of the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.
The Underwriting Agreement has been included to provide investors and security holders with information regarding its terms. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of that agreement and as of specific dates, and were solely for the benefit of the parties to the Underwriting Agreement. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Underwriting Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company.
Supplemental Indentures and the Notes
On September 17, 2010, the Company entered into a fifth supplemental indenture (the “Fifth Supplemental Indenture”) to the Indenture, dated as of August 18, 1999 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor trustee to The Bank of New York), as trustee (the “Trustee”). The Fifth Supplemental Indenture relates to the 2015 Notes.
On September 17, 2010, the Company entered into a sixth supplemental indenture (the “Sixth Supplemental Indenture”) to the Indenture, which relates to the 2020 Notes.
On September 17, 2010, the Company entered into a seventh supplemental indenture (the “Seventh Supplemental Indenture” and, together with the Fifth Supplemental Indenture and the Sixth Supplemental Indenture, the “Supplemental Indentures”) to the Indenture, which relates to the 2037 Notes. The Company previously issued $100 million in aggregate principal amount of 6.625% Senior Notes due 2037 (the “Existing 2037 Notes”) under the Indenture. The 2037 Notes will be treated as a single series with the Existing 2037 Notes for purposes of the Indenture.
The Notes were issued and sold on September 17, 2010 in a public offering pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-169357) and a prospectus supplement dated September 14, 2010 (the “Prospectus Supplement”).
The terms of the Notes, the Indenture and the Supplemental Indentures are further described in the Prospectus Supplement under the heading “Description of the notes” and in the related prospectus, dated September 14, 2010, that is included with the Prospectus Supplement, under the heading “Description of Debt Securities,” which descriptions are incorporated by reference herein.
The foregoing description of the Notes is qualified in its entirety by reference to the complete terms and conditions of the Fifth Supplemental Indenture, Sixth Supplemental Indenture and Seventh Supplemental Indenture, and the forms of the 2015 Notes, 2020 Notes and 2037 Notes, copies of which are filed herewith as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5 and 4.6, respectively and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information included under the heading “Supplemental Indentures and the Notes” in Item 1.01, above, is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Exhibit
1.1
Underwriting Agreement, dated September 14, 2010, between the Company and J.P. Morgan Securities LLC, Banc of America Securities LLC and Citigroup Global Markets Inc., as representatives of the underwriters named therein

4.1	Fifth Supplemental Indenture, dated September 17, 2010, between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor trustee to The Bank of New York), as trustee
4.2	Sixth Supplemental Indenture, dated September 17, 2010, between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor trustee to The Bank of New York), as trustee
4.3	Seventh Supplemental Indenture, dated September 17, 2010, between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor trustee to The Bank of New York), as trustee
4.4	3.200% Senior Note due 2015
4.5	4.625% Senior Note due 2020
4.6	6.625% Senior Note due 2037

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORN PRODUCTS INTERNATIONAL, INC.
Date: September 20, 2010	By:	/s/ Cheryl K. Beebe
Cheryl K. Beebe
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
1.1
Underwriting Agreement, dated September 14, 2010, between the Company and J.P. Morgan Securities LLC, Banc of America Securities LLC and Citigroup Global Markets Inc., as representatives of the underwriters named therein

4.1	Fifth Supplemental Indenture, dated September 17, 2010, between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor trustee to The Bank of New York), as trustee
4.2	Sixth Supplemental Indenture, dated September 17, 2010, between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor trustee to The Bank of New York), as trustee
4.3	Seventh Supplemental Indenture, dated September 17, 2010, between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor trustee to The Bank of New York), as trustee
4.4	3.200% Senior Note due 2015
4.5	4.625% Senior Note due 2020
4.6	6.625% Senior Note due 2037

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